EXHIBIT D
                             VOTING TRUST AGREEMENT

     THIS VOTING TRUST AGREEMENT ("Agreement") is made and entered into this 4th day of March, 1998, by and among SHERIDAN HEALTHCARE, INC., a Delaware corporation ("SHCR"), MICHAEL CAVENEE, M.D., P.A., a Texas professional association (the "Company"), MICHAEL CAVENEE, M.D., the sole shareholder of the Company (the "Shareholder"), and GILBERT DROZDOW, M.D. ("Trustee").

                                R E C I T A L S

     1. Simultaneously with the execution and delivery of this Agreement, SHCR, the Shareholder and the Company have entered into a Purchase Option Agreement, dated March 4, 1998.

     2. In accordance with Section 4 of that certain Purchase Option Agreement, the parties have agreed to execute this Agreement for the purposes of obtaining stable and experienced management for the Company, preserving the Company's value and continuing the Company's operations prior to the exercise of the option under the Purchase Option Agreement.

     NOW, THEREFORE, for and in consideration of the mutual agreements set forth below, the parties agree as follows:

I.     TRUSTEE.

     A. Appointment. Gilbert Drozdow, M.D. is hereby appointed the trustee under this Agreement ("Trustee"). The Trustee acknowledges that he is an individual who is licensed to practice medicine in the State of Texas (an "Eligible Person").

     B, Successor Trustee. SHCR may, in its sole discretion, replace the Trustee with another Eligible Person at any time upon ten (10) days prior written notice to the Shareholder. If the Trustee shall resign, die, become permanently disabled, or be unable or refuse for any reason to act as Trustee hereunder, SHCR shall have the right to select, in its sole discretion, a successor Trustee, provided, however, that such successor Trustee shall be an Eligible Person. Upon SHCR's designation of a replacement or successor Trustee, the Trustee or his personal representative shall deliver to the replacement or successor Trustee all share certificates representing shares deposited with Trustee under this Agreement, with such share certificates endorsed in blank and accompanied by instruments of transfer that will enable the replacement or successor Trustee to cause the shares to be transferred to the name of the replacement or successor Trustee.

II.     VOTING TRUST.

     A. Exchange of Shares for Voting Trust Certificates. Simultaneously with the execution of this Agreement, but subject to the restrictions on transfer of the common stock, par value $.10 per share, (the "Common Stock") of the Company by law, rule, regulations, judicial interpretation or other official governmental interpretation, the Shareholder shall assign and deliver, for deposit with the Trustee, share certificates for all of the shares of Common
Stock held or owned by the  Shareholder  (which  number is One  Thousand  Shares
(1000)), and immediately upon receipt by Shareholder, Shareholder shall assign and deliver, for deposit with Trustee, share certificates for all shares of Common Stock that are subsequently held or owned by Shareholder. All of these share certificates shall be endorsed in blank and shall be accompanied by instruments of transfer that will enable Trustee to cause the shares to be transferred in the name of Trustee.


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     Trustee  will cause such shares of Common  Stock to be  transferred  to the
Trustee, on the books of the Company, and will issue and deliver to the Shareholder Voting Trust Certificates for the number of shares of Common Stock transferred to the Trustee.

     B. Form of Voting Trust Certificates. The Voting Trust Certificates shall be in the form attached hereto as Exhibit "A."

     C. Transfers and Record Owner. The Voting Trust Certificates shall be transferable, subject to applicable laws and this Agreement, on the books of the Trustee by the Shareholder, either in person or by attorney duly authorized and upon surrender thereof. Until so transferred the Trustee may treat the registered holder as owner thereof for all purposes whatsoever. Every transferee of a Voting Trust Certificate shall by the acceptance thereof become a party to this Agreement with the same force and effect as if he or she had signed this Agreement, and shall be embraced within the meaning of the term Voting Trust Certificate Holder whenever used herein. Share certificates shall not be deliverable hereunder without the surrender of Voting Trust Certificates representing an equivalent number of shares. The transfer books of the Trustee may, in his discretion, be closed and transfers of Voting Trust Certificates thereon may be suspended from time to time for such reasonable period as the Trustee may determine. The Trustee may, at any time, appoint a registrar for the Voting Trust Certificates, and may provide that Voting Trust Certificates shall not be valid unless registered and countersigned by such registrar.

     D. Voting by Trustee. During the period of this Voting Trust, the Trustee shall possess the exclusive right, in his unrestricted discretion, to vote the shares and to exercise the rights set forth in Section II.H. of this Agreement. If more than one person is serving as the Trustee, all actions to be taken on any questions shall be determined by the vote or agreement of a majority of those serving as the Trustee.

     E. Subscriptions to New Shares or Securities. In case the Company shall offer any of its shares or other securities to its shareholders for subscription, then in such case upon receiving from the Shareholder, prior to the time limited by the Company for subscription and payment, a request to subscribe in his behalf, and the money required to pay for a stated amount of such shares or other securities the Trustee will make such subscription and payment, and upon receiving from the Company the share certificates or other securities so subscribed for, will issue one or more Voting Trust Certificates in respect thereof to the Shareholder. The Trustee shall not, in any event, with respect to any dividend in shares or shares subscribed for, be required to deliver certificates representing fractional parts of a share, but may in lieu thereof deliver, in respect of fractional interest, fractional script certificates in such form and upon such terms and conditions as the Trustee may in his discretion determine.

     F. Termination of Trust. This Voting Trust shall terminate upon on March 4, 2097, or if a court of competent jurisdiction would render this Agreement unenforceable or invalid due to the termination date, then the termination date shall automatically be reduced to a date which would cure the invalidity or unenforceability. The trust created by this Agreement is expressly declared to be irrevocable to the extent permitted by law, except as it may be terminated pursuant to this Section. The trust created by this Agreement is coupled with an interest and is expressly declared to be irrevocable to the extent permitted by law, except as it may be terminated pursuant to this Section.

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

     Upon termination of this Agreement, the Shareholder shall surrender his Voting Trust Certificates to the Trustee, and the Trustee shall deliver to the Shareholder certificates representing shares of the Company properly endorsed for transfer, equivalent to the amount of shares represented by the Voting Trust Certificates surrendered; provided, however, that the Trustee shall be obligated to deliver such shares only if any and all liens against same have been duly released.

     G. Trustee as Shareholder or Employee. The Trustee, and his successor(s), may be a party to this Agreement as a Voting Trust Certificate Holder, and to the extent of the shares deposited by him and he is qualified by law to own shares in the Company, he shall be entitled in all respects to the same rights and benefits as other Voting Trust Certificate Holders. The Trustee may serve the Company or any of its subsidiaries as a director or an officer or in any other capacity, and may receive compensation from the Company or such subsidiaries for such services.

     H. Rights and Powers of Trustee. The Trustee shall possess and be entitled, subject to the provisions hereof and law, in his discretion, to exercise all the rights and powers of the beneficial owners of all shares deposited hereunder, including, but without limitation, the right to receive dividends on such shares (for the benefit of SHCR) and the right to vote, consent in writing, or otherwise act with respect to any corporate or shareholders' action, to increase or reduce the stated capital of the Company, to classify or reclassify any of the shares as now or hereafter authorized into preferred or common shares or other classes of shares, to amend the Articles of Association or Bylaws, to merge or consolidate the Company with other Companies, to sell all or any part of the assets, or for any other lawful corporate act or purpose that may be undertaken by shareholders of the Company, it being expressly stipulated that no voting right shall pass to others by or under the Voting Trust Certificates or by or under this Agreement (with the exception of any successor Trustee named in accordance with Article I hereof), or by or under any agreement express or implied; provided, however, that Trustee shall have no rights to transfer the shares except pursuant to a consolidation or merger.

     In case the Trustee shall vote or otherwise act in respect of the shares deposited hereunder so as to effect a consolidation or merger of the Company with and into another professional association or other legal entity, the Trustee may in connection with such consolidation or merger surrender such shares and receive in lieu thereof and in exchange therefor the shares issuable therefore in such merger or consolidation, and may hold the shares so received in place of the shares deposited hereunder. Thereafter, the rights and obligations of the Trustee and of the Shareholder with respect to shares deposited hereunder shall for all purposes be treated as applying to the shares so received. Upon demand of the Trustee to the Shareholder, the Shareholder shall surrender his Voting Trust Certificates to the Trustee, and shall accept in lieu thereof one or more new Voting Trust Certificates in a form similar to that set forth in Exhibit "A" of this Agreement, but modified so as to describe expressly the interest then represented by the Voting Trust Certificate. Any transfer tax or other charges payable in respect of any such exchange shall be paid by the Trustee.

     The Trustee is also authorized to become a party to or prosecute or defend or intervene in any suits or legal proceedings involving the shares held in the Voting Trust.

     I. Compensation and Expenses of Trustee. The Trustee is not to receive any compensation for its services hereunder. The Trustee may employ counsel, and such other assistance as may be convenient, in the performance of his functions. The Trustee shall be responsible for any and all expenses incurred by it in connection with or arising out of this Agreement or the discharge of its duties hereunder.

     J. Meetings of Voting Trust Certificate Holders. In the event that the Trustee shall desire to ascertain the views of SHCR or the Shareholder with respect to any action or thing done or proposed to be done by it or by the Company, the Trustee may for such purpose call a meeting of such holders to be held in Dallas, Texas. Such notice shall set forth the time, place, and purpose of the meeting and notice thereof shall be delivered at least five (5) days before the date of such meeting to the Shareholder. No action at any such meeting shall operate to modify the express provisions of this Agreement or in any way limit the powers and discretion of the Trustee as defined by this Agreement.

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

     K. Notices from Company. Copies of notices, reports, statements, and other communications directed to the Trustee from the Company shall be forwarded immediately to the Shareholder, with the postmarked date and the date of receipt endorsed on the communication.

     L. Liability of Trustee No Trustee shall be liable for the acts or defaults of any other Trustee or for the acts or defaults of an agent or representative of any other Trustee. Each Trustee shall be free from liability in acting upon any paper, document, or signature believed by him to be genuine and to have been signed by the proper party. No Trustee shall be liable under this Agreement or otherwise for any action of any kind taken or omitted by him hereunder, or for any error of judgment, mistake of law, or other mistake or negligence, except for Trustee's own gross negligence or willful misconduct.

III.     MISCELLANEOUS.

     A. Term. This Agreement shall commence as of the date first set forth above and terminate as set forth in Section II.F. above.

     B. Amendment. This Agreement may be amended by the written agreement of the parties hereto. The Trustee shall agree to and execute, as necessary, any such written agreement by and among SHCR, the Company and the Shareholder.

     C. Addition of Other Parties. The execution by additional parties to this Agreement, after the effective date of this Agreement, is permissible only with the prior approval of Trustee and the Shareholder; provided, however, that the Shareholder shall not withhold such approval of any designee of SHCR designated under that certain Purchase Option Agreement. No such approval shall be required for parties added as a result of any transfers of shares already subject to this Agreement.

     D. Legend on Stock Certificates. From and after the date of this Agreement, each certificate evidencing the shares and the Voting Trust Certificate shall bear the following legends:

     On the front side:

     "VOTING AND TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED - SEE REVERSE SIDE."

     On the reverse side:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND THE VOTING AND TRANSFER THEREOF IS RESTRICTED BY THE TERMS AND PROVISIONS OF THAT CERTAIN VOTING TRUST AGREEMENT DATED MARCH 4, 1998, EXECUTED BY CERTAIN SHAREHOLDERS OF THE COMPANY, A COPY OF WHICH IS ON FILE IN THE OFFICES OF THE COMPANY."


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     E. Notices. Whenever any notice, request,  information or other document is required or permitted to be given under this Agreement, that notice, demand or request shall be in writing and shall be either hand delivered, sent by United States certified mail, postage prepaid or delivered via overnight courier to the addresses below or to any other address that any party may specify by notice to the other parties. No party shall be obligated to send more than one notice to each of the other parties, and no notice of a change of address shall be effective until received by the other parties. A notice shall be deemed received upon hand delivery, five (5) days after posting in the United States mail or one
(1) day after dispatch by overnight courier.

          If to SHCR:     Sheridan Healthcare, Inc.
                    4651 Sheridan Street, Suite 400
                         Hollywood, Florida  33021
                         ATTN:  Jay A. Martus, Esq.
                           Vice President and General Counsel

          If to Shareholder:     Michael R. Cavenee, M.D.
                         5128 Corinthian Bay
                         Plano, Texas  75093

          If to the Company:     Michael Cavenee, M.D., P.A.
                        8160 Walnut Hill Lane, Suite 001
                               Dallas, Texas 75231

          With a copy to:          Jenkens & Gilchrist, a Professional
Corporation
                          1445 Ross Avenue, Suite 3200
                               Dallas, Texas 75202
                          ATTN: R. Kenneth Gordon, Esq.

     F. Specific Performance. The parties to this Agreement declare that it is impossible to measure in money the damages which will accrue to a party to this Agreement, his heirs, executors, administrators and other legal representatives, by reason of a failure to perform or comply with the provisions of this Agreement. Therefore, if a party to this Agreement, his heirs, executors, administrators or other legal representatives shall institute any action or proceeding to enforce the provisions of this Agreement, any person against whom such action or proceeding is brought hereby agrees that specific performance may be sought and obtained for any breach of this Agreement, without the necessity of proving actual damages.

     G. Waiver/Non-Waiver. Except as stated above, no term or condition of this Agreement shall be deemed to have been waived, nor shall there by any estoppel to enforce any provision of this Agreement, except by written instrument signed by the party charged with such waiver or estoppel. No delay or failure by a party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

     H. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective executors, administrators, other legal representatives, successors and assigns.
     I. Severability. In case any one or more of the provisions contained in this Agreement shall follow any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

     J. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter of this Agreement.

     K. Attorneys' Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees from the other party or parties, which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief which may be awarded.

     L. Headings. The headings contained in this Agreement are for purpose of reference only and shall not limit or otherwise affect the meaning of any of the provisions contained herein.

     M. Word Usage. The gender of all words shall be read in the masculine, feminine or neuter as applicable, and the number of all words shall be read in the singular and plural.

     N. Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original.

     O. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     P. Deposit With Company. Company acknowledges receipt of a copy of this Agreement and agrees to maintain a copy at its principal place of business or its registered office during the term of this Agreement.

     Q. Recitals. The recitals at the beginning of this Agreement are incorporated into this Agreement by this reference and are a substantive, contractual part of this Agreement.

     R. Arbitration; Jury Trial. THE PARTIES SHALL USE GOOD FAITH NEGOTIATION TO RESOLVE ANY CONTROVERSY, DISPUTE OR DISAGREEMENT ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR THE BREACH OF THIS AGREEMENT. IN THE EVENT THE PARTIES ARE UNABLE TO RESOLVE ANY DISPUTE OR CONTROVERSY BY NEGOTIATION, EITHER PARTY MAY SUBMIT SUCH DISPUTE TO BINDING ARBITRATION WHICH SHALL BE CONDUCTED IN DALLAS, TEXAS. THE BINDING ARBITRATION SHALL BE CONDUCTED IN ACCORDANCE WITH THE RULES OF PROCEDURE FOR ARBITRATION OF THE NATIONAL HEALTH LAWYERS ASSOCIATION ALTERNATIVE DISPUTE RESOLUTION SERVICE. JUDGMENT ON THE AWARD OR DECISION RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. NOTWITHSTANDING THE TERMS OF THIS SECTION, IN THE EVENT OF ANY BREACH OR DISPUTE OF THIS AGREEME NT OR ANY OF THE RELATED AGREEMENTS FOR WHICH AN EQUITABLE REMEDY IS APPROPRIATE THE AGGRIEVED PARTY MAY SEEK AND OBTAIN RELIEF IN A COURT OF COMPETENT JURISDICTION TO AVAIL ITSELF OF THE EQUITABLE REMEDIES. IN THAT CASE SHOULD ANY PENDENT LEGAL CLAIMS ARISE, THOSE CLAIMS SHALL BE SUBMITTED TO BINDING ARBITRATION, HOWEVER IF THE COURT FAILS TO REMAND THOSE LEGAL CLAIMS TO ARBITRATION, THEN FOR THOSE LEGAL CLAIMS, THE PARTIES WAIVE ALL RIGHTS TO ANY TRIAL BY JURY IN ALL LITIGATION RELATING TO OR ARISING OUT OF THIS AGREEMENT.

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

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on this 4th day of March, 1998.

                              TRUSTEE:

                              GILBERT DROZDOW, M.D.




                              Gilbert Drozdow, M.D., Individually

                              COMPANY:

                              MICHAEL CAVENEE, M.D., P.A.,
                              a Texas professional association




By:
                                      Michael R. Cavenee, President


                              SHAREHOLDER:

                            MICHAEL R. CAVENEE, M.D.




                              Michael R. Cavenee, Individually